Compulsory reserve	12 Months Ended
Dec. 31, 2025
Compulsory reserve [Abstract]
Compulsory reserve
8. Compulsory reserve

Consists in investments to comply with requirements for authorized payments institutions and to support the operations for financial institutions as set forth by the Brazilian Central Bank in the amount of R$4,271,581 as of December 31, 2025 (R$4,761,404 in December 31, 2024) with an average return of 100% of the CDI (14.90% per year as of December 31, 2025 and 12.15% per year as of December 31, 2024).

Compulsories reserve, except for the LFTs, were classified as amortized cost and the LFTs were classified as fair value through other comprehensive income. Unrealized accumulated OCI effects on LFTs for the years ended on December 31, 2025 and 2024 as disclosed on note 24.